UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2002

ALD SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-27035	88-0408274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Sembrado Rancho Santa Margarita, California	92688
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (949) 459-1220

8787 Washburn Road, Las Vegas, Nevada 89129

(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIED PUBLIC ACCOUNTANT

a) Previous independent accountants

(i) Effective April 2, 2002, ALD Services, Inc., (the "Registrant") terminated the appointment of of G. Brad Beckstead, CPA, as its independent accountant effective for the accounting period ending and calendar year ending December 31, 2001.

(ii) In connection with its audits for the fiscal years ended December 31, 2000, December 31, 1999, for the period from November 10, 1998 (Date of Inception) through December 31, 2000, and through April 2, 2002, there have been no disagreements with G. Brad Beckstead, CPA, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of G. Brad Beckstead, CPA, would have caused them to make reference thereto in their report on the financial statements for such periods. The report on the Registrant's financial statements prepared by G. Brad Beckstead, CPA, for the fiscal years ending December 31, 2000 and December 31, 1999, and for the period from November 10, 1998 (Date of Inception) through December 31, 2000, contained a going concern qualification but did not contain any other adverse opinion or disclaimer of opinion and was not qualified or modified as to any other uncertainty, audit scope or accounting principle.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants through termination of the appointment of G. Brad Beckstead, CPA.

(iv) On April 3, 2002, the Company provided a draft copy of this report on Form 8K to G. Brad Beckstead, CPA, requesting their comments on the information contained herein. The responsive letter from G. Brad Beckstead, CPA, indicating their agreement with the statements contained in the aforesaid report on Form 8K, is herewith filed and attached as Exhibit A in this amendment to the Form 8K.

b) New independent accountants

The Company engaged Comiskey & Co., as its new independent accountants as of March 13, 2002, for the accounting period and calendar year ended December 31, 2001. During the two most recent fiscal years and through March 13, 2002, the Company has not consulted with Comiskey & Co, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements with a written report or oral advice provided to the Company that Comiskey & Co concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1 Letter from G. Brad Beckstead, CPA. dated April 4, 2002, regarding changes in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALD SERVICES , INC.

By: /S/ THOMAS K. RUSSELL

Thomas K. Russell

Chairman of the Board and President

Date: April 5, 2002

Exhibit 16.1

G. BRAD BECKSTEAD

Certified Public Accountant

330 E. Warm Springs Rd.

Las Vegas, NV 89119

702.257.1984

702.362.0540 fax

April 4, 2002

Securities and Exchange Commission

Washington, DC 20549

Gentlemen/Madams:

I was previously principal accountant for ALD Services, Inc. (the "Company") and reported on the financial statements of the Company for the years ended December 31, 2000, 1999 and 1998. Effective April 2, 2002, my appointment as principal accountant was terminated. I have read the Company's statements included under Item 4 of its Form 8-K dated March 15, 2002, and I agree with such statements, except that I am not in a position to agree or disagree with the Company's statement that the change was approved by the Board of Directors or that Comiskey & Company was not engaged regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Sincerely,

G. Brad Beckstead, CPA